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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------

       Date of Report (Date of Earliest Event Reported): February 23, 1998


                            Brill Media Company, LLC
             (Exact name of registrant as specified in its charter)


   Virginia                         333-44177                    52-2071822
(State or other                    (Commission                  (IRS employer
jurisdiction of                   file number)               identification no.)
incorporation)

                                  ------------
                                  SEE TABLE OF
                                   ADDITIONAL
                                   REGISTRANTS
                                  ------------

                420 N.W. FIFTH STREET, EVANSVILLE, INDIANA 47708
                    (Address of principal executive offices)
                                   (Zip code)

               Registrant's telephone number, including area code:
                                 (812) 423-6200


                         TABLE OF ADDITIONAL REGISTRANTS

                                     STATE OR OTHER                 I.R.S. EMPLOYER
                                     JURISDICTION OF   COMMISSION    IDENTIFICATION
           NAME                       INCORPORATION    FILE NUMBER        NUMBER
----------------------------------   ---------------   -----------  ----------------
Brill Media Management, Inc.            Virginia        333-44177       54-1877458
Advisers P.S., LLC                      Virginia        333-44177       38-3393217
BMC Holdings, Inc.                      Virginia        333-44177       54-1889308
BMC Holdings, LLC                       Virginia        333-44177       52-2071824
Brill Newspapers, Inc.                  Virginia        333-44177       54-1170289
Brill Radio, Inc.                       Virginia        333-44177       54-1148743
Cadillac Newspapers, Inc.               Virginia        333-44177       54-1170305
Central Michigan Distribution Co.,      Virginia        333-44177       38-2438162
Inc.
Central Michigan Distribution Co.,      Virginia        333-44177       62-1356763
L.P.
Central Michigan Newspapers, Inc.       Virginia        333-44177       54-1170307
Central Missouri Broadcasting,          Virginia        333-44177       54-1163979
Inc.
Central Printing Service, LLC           Virginia        333-44177       38-3393221
CMB II, Inc.                            Virginia        333-44177       43-1671356
CMN Associated Publications, Inc.       Virginia        333-44177       38-2438130
CMN Holding, Inc.                       Virginia        333-44177       54-1170293
Gladwin Newspapers, Inc.                Virginia        333-44177       54-1170304
Graph Ads Printing, Inc.                Virginia        333-44177       38-2438126
Huron Holdings, LLC                     Virginia        333-44177       54-1867829
Huron Holdings Management, Inc.         Virginia        333-44177       54-1889311
Huron Newspapers, LLC                   Virginia        333-44177       38-3372402
Huron Newspapers Management, Inc.       Virginia        333-44177       54-1889312
Huron P.S., LLC                         Virginia        333-44177       38-3372410
Huron P.S. Management, Inc.             Virginia        333-44177       54-1889314
Midland Buyers Guide, Inc.              Virginia        333-44177       38-2438164
NB II, Inc.                             Virginia        333-44177       41-1803205

                                     STATE OR OTHER                 I.R.S. EMPLOYER
                                     JURISDICTION OF   COMMISSION    IDENTIFICATION
           NAME                       INCORPORATION    FILE NUMBER        NUMBER
----------------------------------   ---------------   -----------  ----------------
NCH II, LLC                             Virginia        333-44177       54-1851918
NCR II, Inc.                            Virginia        333-44177       84-1347311
NCR III, LLC                            Virginia        333-44177       54-1851920
Northern Colorado Holdings, LLC         Virginia        333-44177       54-1862076
Northern Colorado Holdings              Virginia        333-44177       54-1889315
Management, Inc.
Northern Colorado Radio, Inc.           Virginia        333-44177       84-1091274
Northland Broadcasting, LLC             Virginia        333-44177       41-1862832
Northern Broadcasting Management,       Virginia        333-44177       54-1889316
Inc.
Northland Holdings, LLC                 Virginia        333-44177       54-1838750
Northland Holdings Management,          Virginia        333-44177       54-1889317
Inc.
Reading Radio, Inc.                     Virginia        333-44177       54-1163978
St. Johns Newspapers, Inc.              Virginia        333-44177       38-3299223
Tri-State Broadcasting, Inc.            Virginia        333-44177       35-1888093
Upper Michigan Holdings, Inc.           Virginia        333-44177       54-1882775
Upper Michigan Holdings, LLC            Virginia        333-44177       54-1882773
Upper Michigan Management, Inc.         Virginia        333-44177       54-1882776
Upper Michigan Newspapers, LLC          Virginia        333-44177       38-3393224

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On February 23, 1998, three wholly-owned subsidiaries of Brill Media Company, LLC (together with its wholly-owned subsidiaries, the "Company") acquired certain newspaper publishing, printing and distribution assets in northern Michigan (the "Star Group") from Star Publications, Inc., Advertiser's Postal Service Corporation and Central Printing Corporation (collectively the "Sellers") pursuant to three assets purchase agreements. Total consideration amounted to approximately $8.7 million (the "Purchase Price") and included cash of approximately $5.7 million (funded from the proceeds of the December 1997 Senior Notes offering) and seller notes valued at approximately $3.0 million (the "Seller Notes"). The Seller Notes have a stated amount of $3.65 million and a stated interest rate of 7% per annum, but were valued at $3.0 million using a 12% effective rate (the Company's incremental borrowing rate for similar securities). In addition, the Company agreed to pay to certain of the Sellers' shareholders approximately $0.7 million over a six-year term without interest as consideration for unsecured noncompetition agreements with such shareholders. The noncompetition agreements were valued at $0.4 million using a 20% effective rate for financial reporting purposes.

     The Seller Notes are secured by a security interest in the Star Group assets, are to be fully repaid on or prior to the sixth anniversary of the closing date, and prior to such repayment amortize as if for a ten year term.

     The Purchase Price was determined by arms-length negotiations between representatives of the Company and the Sellers based on factors such as the Sellers' financial condition, results of the operations and cash flows and the Company's potential for utilization of the Star Group assets.

     The  Star  Group  assets  constitute  inventory,   leasehold  improvements,
equipment and other assets as well as intangibles used in the newspaper publishing, printing and distribution operations and will continue to be utilized by the Company for such purposes.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Business Acquired - Star Publications, Inc., Central Printing Corporation and Advertiser's Postal Service Corporation (incorporated by reference to Exhibit 99(a) hereto)

     (1)  Independent Auditor's Report

     (2)  Combined Balance Sheet as of December 31, 1997

     (3) Combined Statement of Income and Retained Earnings for the year ended December 31, 1997

     (4)  Combined Statement of Cash Flows for the year ended December 31, 1997

     (5)  Notes to Combined Financial Statements

(b) Pro Forma Financial Information of Brill Media Company, LLC (incorporated by reference to Exhibit 99(b) hereto)

     (1) Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended February 28, 1997

     (2)  Notes  to  Unaudited  Pro  Forma  Condensed   Combined   Statement  of
          Operations for the year ended February 28, 1997

     (3) Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended November 30, 1997

     (4)  Notes  to  Unaudited  Pro  Forma  Condensed   Combined   Statement  of
          Operations for the nine months ended November 30, 1997

     (5) Unaudited Pro Forma Condensed Combined Balance Sheet as of November 30, 1997

     (6) Notes to Unaudited Pro Forma Condensed Combined Balance Sheet as of November 30, 1997

(c)  Exhibits

     2(a) Assets  Purchase  Agreement dated February 23, 1998 by and among Upper
          Michigan Newspapers, LLC, Star Publications, Inc., Gordon G. Everett (as trustee), Daniel F. Walsh (as trustee), James R. Glasser, David Baragrey and Mike Adams

     2(b) Assets  Purchase  Agreement  dated  February  23,  1998  by and  among
          Advertisers P.S., LLC, Advertiser's Postal Service Corp., Gordon G. Everett (as trustee), Daniel F. Walsh (as trustee), James R. Glasser, August A. Tranquilla, Clara Tranquilla, Douglas C. Johnson, Sherry L. Johnson, Mike Adams and Ken Bradstreet

     2(c) Assets Purchase Agreement dated February 23, 1998 by and among Central
          Printing Service, LLC, Central Printing Corporation, Gordon G. Everett (as trustee), Daniel F. Walsh (as trustee), James R. Glasser, August
          A. Tranquilla, Clara Tranquilla, William L. Ezo, Jeffery Bodette, Frank E. Noverr, Paul Gunderson, Douglas C. Johnson and Sherry L. Johnson

     10(a) Form of Seller Note

     99(a)Financial  Statements of Business Acquired - Star Publications,  Inc.,
          Central   Printing   Corporation  and   Advertiser's   Postal  Service
          Corporation

     99(b) Pro Forma Financial Information of Brill Media Company, LLC



                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BRILL MEDIA COMPANY, LLC

                                   By: BRILL MEDIA MANAGEMENT, INC.,
                                       Manager

MAY 11, 1998                       By  /s/ ALAN R. BRILL
                                      -----------------------------------------
                                             Alan R. Brill
                                      DIRECTOR, PRESIDENT, CHIEF
                                           EXECUTIVE OFFICER AND TREASURER

     Pursuant to the requirements of the Securities Exchange Act of 1934, the additional registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                   BMC HOLDINGS, INC.
                                   BRILL MEDIA MANAGEMENT, INC.
                                   BRILL NEWSPAPERS, INC.
                                   BRILL RADIO, INC.
                                   CADILLAC NEWSPAPERS, INC.
                                   CENTRAL MICHIGAN DISTRIBUTION CO., INC.
                                   CENTRAL MICHIGAN NEWSPAPERS, INC.
                                   CENTRAL MISSOURI BROADCASTING, INC.
                                   CMB II, INC.
                                   CMN ASSOCIATED PUBLICATIONS, INC.
                                   CMN HOLDING, INC.
                                   GLADWIN NEWSPAPERS, INC.
                                   GRAPH ADS PRINTING, INC.
                                   HURON HOLDINGS MANAGEMENT, INC.
                                   HURON NEWSPAPERS MANAGEMENT, INC.
                                   HURON P.S. MANAGEMENT, INC.
                                   MIDLAND BUYERS GUIDE, INC.
                                   NB II, INC.
                                   NCR II, INC.
                                   NORTHERN COLORADO RADIO, INC.
                                   NORTHERN COLORADO HOLDINGS MANAGEMENT, INC.
                                   NORTHLAND BRAODCASTING MANAGEMENT, INC.
                                   NORTHLAND HOLDINGS MANAGEMENT, INC.
                                   READING RADIO, INC.
                                   ST. JOHNS NEWSPAPERS, INC.
                                   TRI-STATE BROADCASTING, INC.
                                   UPPER MICHIGAN HOLDINGS, INC.
                                   UPPER MICHIGAN MANAGEMENT, INC.

MAY 11, 1998                       By /s/ ALAN R. BRILL
                                      ------------------------------------------
                                                      Alan R. Brill
                                        DIRECTOR, VICE PRESIDENT AND TREASURER



                                   BMC HOLDINGS, LLC

                                   By: BRILL MEDIA COMPANY, LLC,
                                       Manager

                                   By: BRILL MEDIA MANAGEMENT, INC.
                                       Manager

MAY 11, 1998                       By /s/ ALAN R. BRILL
                                      ------------------------------------------
                                                      Alan R. Brill
                                      DIRECTOR, PRESIDENT, CHIEF
                                          EXECUTIVE OFFICER AND TREASURER

                                   ADVERTISERS P.S., LLC
                                   CENTRAL PRINTING SERVICE, LLC
                                   HURON HOLDINGS, LLC
                                   HURON NEWSPAPERS, LLC
                                   NCH II, LLC
                                   NORTHERN COLORADO HOLDINGS, LLC
                                   NORTHLAND HOLDINGS, LLC
                                   UPPER MICHIGAN HOLDINGS, LLC
                                   UPPER MICHIGAN NEWSPAPERS, LLC

                                   By: BMC HOLDINGS, LLC
                                       Manager

                                   By: BRILL MEDIA COMPANY, LLC
                                       Manager

                                   By: BRILL MEDIA MANAGEMENT, INC.
                                       Manager

MAY 11, 1998                       By /s/ ALAN R. BRILL
                                      ------------------------------------------
                                                      Alan R. Brill
                                      DIRECTOR, PRESIDENT, CHIEF
                                          EXECUTIVE OFFICER AND TREASURER



                                   CENTRAL MICHIGAN DISTRIBUTION CO., L.P.

                                   By: CENTRAL MICHIGAN DISTRIBUTION CO., INC.
                                       General Partner

MAY 11, 1998                       By /s/ ALAN R. BRILL
                                      ------------------------------------------
                                                      Alan R. Brill
                                        DIRECTOR, VICE PRESIDENT AND TREASURER


                                   HURON P.S., LLC

                                   By: HURON HOLDINGS, LLC
                                       Manager

                                   By: BMC HOLDINGS, LLC
                                       Manager

                                   By: BRILL MEDIA COMPANY, LLC
                                       Manager

                                   By: BRILL MEDIA MANAGEMENT, INC.
                                       Manager

MAY 11, 1998                       By /s/ ALAN R. BRILL
                                      ------------------------------------------
                                                      Alan R. Brill
                                      DIRECTOR, PRESIDENT, CHIEF
                                          EXECUTIVE OFFICER AND TREASURER

                                   NCR III, LLC

                                   By: NCH II, LLC
                                       Manager

                                   By: BMC HOLDINGS, LLC
                                       Manager

                                   By: BRILL MEDIA COMPANY, LLC
                                       Manager

                                   By: BRILL MEDIA MANAGEMENT, INC.
                                       Manager

MAY 11, 1998                       By /s/ ALAN R. BRILL
                                      ------------------------------------------
                                                      Alan R. Brill
                                      DIRECTOR, PRESIDENT, CHIEF
                                          EXECUTIVE OFFICER AND TREASURER


                                   NORTHLAND BROADCASTING, LLC

                                   By: NORTHLAND HOLDINGS, LLC
                                       Manager

                                   By: BMC HOLDINGS, LLC
                                       Manager

                                   By: BRILL MEDIA COMPANY, LLC
                                       Manager

                                   By: BRILL MEDIA MANAGEMENT, INC.
                                       Manager

MAY 11, 1998                       By /s/ ALAN R. BRILL
                                      ------------------------------------------
                                                      Alan R. Brill
                                      DIRECTOR, PRESIDENT, CHIEF
                                          EXECUTIVE OFFICER AND TREASURER

                                  EXHIBIT INDEX

EXHIBIT NO.              DESCRIPTION

2(a) Assets Purchase Agreement dated February 23, 1998 by and among Upper Michigan Newspapers, LLC, Star Publications, Inc., Gordon
               G. Everett (as trustee), Daniel F. Walsh (as trustee), James R. Glasser, David Baragrey and Mike Adams

2(b) Assets Purchase Agreement dated February 23, 1998 by and among Advertisers P.S., LLC, Advertiser's Postal Service Corp., Gordon
               G. Everett (as trustee), Daniel F. Walsh (as trustee), James R. Glasser, August A. Tranquilla, Clara Tranquilla, Douglas C. Johnson, Sherry L. Johnson, Mike Adams and Ken Bradstreet

2(c) Assets Purchase Agreement dated February 23, 1998 by and among Central Printing Service, LLC, Central Printing Corporation, Gordon G. Everett (as trustee), Daniel F. Walsh (as trustee), James R. Glasser, August A. Tranquilla, Clara Tranquilla, William
               L. Ezo, Jeffery Bodette, Frank E. Noverr, Paul Gunderson, Douglas
               C. Johnson and Sherry L. Johnson

10(a)          Form of Seller Note

99(a)          Financial  Statements of Business  Acquired - Star  Publications,
               Inc.,  Central  Printing   Corporation  and  Advertiser's  Postal
               Service Corporation

99(b)          Pro Forma Financial Information of Brill Media Company, LLC